UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

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Date of report (Date of earliest event reported)  November 10, 2004
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                          001-13585                         95-1068610
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(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                   File Number)             Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers

     On November 10, 2004, The First American Corporation (the "Company") announced that its board of directors has named Dennis J. Gilmore to the newly created position of chief operating officer of the Company, effective immediately.

     Mr. Gilmore, 46, began his career at the Company in 1993 with the real estate tax service. In 1994, he transitioned to First American Title Insurance Company, establishing and helping build the subsidiary's highly successful Lenders Advantage Division. In 1997, Mr. Gilmore moved to subsidiary First American Real Estate Solutions (RES) as its first president. Mr. Gilmore will continue to lead First American's Property Information Segment. He most recently served as executive vice president of the Company, a position he held since January.

     A press release announcing the promotion and further describing Mr. Gilmore's business experience is attached as Exhibit 99.1, and is incorporated by reference into this current report.

Item 9.01.     Financial Statements and Exhibits.


Exhibit No.            Description
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99.1                   Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE FIRST AMERICAN CORPORATION



Date: November 10, 2004              By: /s/ Thomas A. Klemens
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                                     Name:   Thomas A. Klemens
                                     Title:  Senior Executive Vice President and
                                             Chief Financial Officer